<on Farm Bureau Financial Services letterhead>


August 27, 2004

Dear Farm Bureau Customer:

As a valued Farm Bureau variable product owner, we are pleased to provide you with the semi-annual reports for the investment options you have selected under your Farm Bureau contract(s). These reports provide an update on each portfolios investment holdings and financial information as of June 30, 2004.

In this mailing we have enclosed the semi-annual report for the investment options in which you were invested as of July 30, 2004(FN1). If not all of your investment options are included, you will receive an additional mailing(s)
 for the remaining options. A list of the investment options included in this mailing is set out below.

We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), or would like information regarding the other investment options available under your contract(s) or policy(s), please do not hesitate to call your Farm Bureau representative.

We appreciate and value your business and look forward to serving you again in the future.


Farm Bureau Life Insurance Company




[list of investment options contained in this mailing]


















LFB

FN1 Note if you were invested in any of the EquiTrust Variable Insurance Series Fund subaccounts, you will receive the complete semi-annual report for the Fund.


<on Farm Bureau Financial Services letterhead>


August 27, 2004






Dear Farm Bureau Customer:

As a valued Farm Bureau variable product owner, we are pleased to provide you with the semi-annual reports for the investment options you have selected under your Farm Bureau contract(s). These reports provide an update on each portfolios investment holdings and financial information as of June 30, 2004.

Our records indicate that you were invested in one or more of the EquiTrust Variable Insurance Series Fund subaccounts as of July 30, 2004. We are enclosing the complete semi-annual report for the Fund.

We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), or would like information regarding the other investment options available under your contract(s) or policy(s), please do not hesitate to call your Farm Bureau representative.

We appreciate and value your business and look forward to serving you again in the future.


Farm Bureau Life Insurance Company























FBE